SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): April 5, 2002



                              OLD NATIONAL BANCORP
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Indiana                       001-15817                 35-1539838
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


     420 Main Street, Evansville, IN                        47708
----------------------------------------                    -----
(Address of Principal Executive Offices)                    (Zip
                                                            Code)


                                 (812) 464-1434
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

     On April 5, 2002, Old National Bancorp ("Old National") executed an Underwriting Agreement, the form of which is attached hereto, with Salomon Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Stifel, Nicolaus & Company, Incorporated, UBS Warburg LLC, Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc., Legg Mason Wood Walker, Incorporated and Lehman Brothers Inc. for the issuance and sale of up to 4,600,000 preferred securities, liquidation amount $25 per security, of ONB Capital Trust II's 8.00% Trust Preferred Securities (the "preferred securities") pursuant to Registration Statement on Form S-3 (File No. 333-87573) filed with the Securities and Exchange Commission on September 22, 1999 (the "Registration Statement").

     On April 12, 2002, Old National will execute a Guarantee Agreement, the form of which was filed as an exhibit to the Registration Statement. Old National will also execute an Amended and Restated Trust Agreement, the form of which is attached hereto.

     Certain statements contained in this current report on Form 8-K may not be based on historical facts and are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as "anticipate," "believe," "estimate," "expect," "may," "might," "will," "would" or "intend." These forward-looking statements include, without limitation, those relating to the use of proceeds from the issuance of the preferred securities and the listing of the preferred securities on the New York Stock Exchange.

     We caution you not to place undue reliance on the forward-looking statements contained in this current report on Form 8-K in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. Those factors include, but are not limited to, changes in economic conditions and government fiscal and monetary policies, fluctuations in prevailing interest rates, laws and regulations affecting financial institutions, the ability of Old National to compete with other financial services companies, changes in Old National's operating or expansion strategy, geographic concentration of Old National's assets, availability of and costs associated with obtaining adequate and timely sources of liquidity, other factors generally understood to affect the financial results of financial services companies, and other factors described from time to time in Old National's filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.


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

Item 7.  Financial Statements and Exhibits.

         (c) See Exhibit Index



                                  * * * * * * *








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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                  OLD NATIONAL BANCORP
                                  (Registrant)



Date: April 8, 2002               By: /s/ Jeffrey L.  Knight
                                      ------------------------------------------
                                      Jeffrey L.  Knight, Senior Vice President,
                                      Secretary and General Counsel






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

                                INDEX TO EXHIBITS


Exhibit No.                               Description
-----------                               -----------

   1.2                Form of Underwriting Agreement for ONB Capital Trust II

   4.13               Form of Amended and Restated Trust Agreement for ONB
                      Capital Trust II

   8.2 Opinion of Krieg DeVault LLP, counsel to Old National, as to certain federal income tax matters for ONB Capital Trust II

  23.5                Consent of Krieg DeVault LLP (included in Exhibit 8.2)






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